Supplement to

THE CALVERT FUND

Calvert Short-Term Government Fund

Calvert High Yield Bond Fund

Statement of Additional Information dated January 31, 2011

Date of Supplement: May 13, 2011

At the close of business on April 29, 2011, Calvert Short-Term Government Fund merged into Calvert Government Fund.  Accordingly, please delete from the Statement of Additional Information all references and information regarding Calvert Short-Term Government Fund.